SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549



                                     FORM 8-K



                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



           Date of Report                                November 1, 2001
           (Date of earliest event reported)             November 1, 2001


                                QCR Holdings, Inc.
          (f/k/a Quad City Holdings, Inc.)
              (Exact name of Registrant as specified in its charter)


                                     Delaware
                  (State or other jurisdiction of incorporation)


               0-22208
                                                       42-1397595
           (Commission File Number)                               (I.R.S.
                                             Employer Identification
                                             Number)



           3551 Seventh Street, Suite 204, Moline, Illinois         61265
                        (Address of principal executive offices)(Zip Code)




                                  (309) 736-3580
               (Registrant's telephone number, including area code)







          Form 8-k






Item 5.  Other Information

     Effective November 1, 2001, the Registrant amended its certificate of incorporation to change its name from _Quad City Holdings, Inc._ to _QCR Holdings, Inc._ In addition, the Registrant's ticker symbol for quotation on the Nasdaq SmallCap Market has been changed from _QCHI_ to _QCRH_, also effective November 1, 2001.

     On November 1, 2001, the Registrant issued a press release regarding its name change and its earnings for the first quarter ended September 30, 2001. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


     (a)  Financial Statements of Business Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          99.1 Press Release dated November 1, 2001







SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              QCR HOLDINGS, INC.


Dated:  November 1, 2001         By:
                                 Todd A. Gipple
                                 Chief Financial Officer











































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